UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

WOLVERINE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35034	27-3939016
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5710 Eastman Avenue, Midland, Michigan	48640
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (989) 631-4280

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 21, 2012, Wolverine Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below. The stockholders elected each of the nominees, approved the ratification of the Company’s independent registered public accounting firm and approved the Company’s 2012 Equity Incentive Plan.

1.	The election of directors	For	Withheld	Broker Non-Vote

	Roberta N. Arnold	1,492,783	157,121	592,815

	Eric P. Blackhurst	1,500,504	149,400	592,815

2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstain	Broker Non-Vote

2,234,219	7,500	1,000	—

3.	The approval of the Wolverine Bancorp, Inc. 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote

1,549,858	99,046	1,000	592,815

Item 9.01                      Financial Statements and Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WOLVERINE BANCORP, INC.
DATE: May 23, 2012	By:	/s/ David H. Dunn
David H. Dunn
President and Chief Executive Officer